Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 1998





           MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



            Rhode Island              0-24467                  05-0440218
(State or other jurisdiction of  (Commission File Number)   (I.R.S.Employer
incorporation or organization)                             Identification No.)



        10400 Fernwood Road, Bethesda, MD                   20817-1109
    (Address of principal executive office)                 (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070




















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ITEM 5.   OTHER EVENTS

On November 25, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. The letter is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibit

              99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      MUTUAL BENEFIT CHICAGO MARRIOTT
                                      SUITE HOTEL PARTNERS, L.P.

                                      By:    MOHS CORPORATION
                                             General Partner



         November 25, 1998            By:  /s/ Earla L. Stowe
                                           Name:   Earla L. Stowe
                                           Title:   Vice President and Chief
                                                    Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.:                       Description:
     99.1                          Letter  from the  General  Partner  to the
                                   Limited Partners of the Partnership that accompanied the Partnership's Quarterly
                                   Report on Form 10-Q for the Quarter Ended
                                   September 11, 1998.